UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number  811-05052

 Value Line New York Tax Exempt Trust
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: January 31, 2011

Date of reporting period: July 31, 2010

Item I.  Reports to Stockholders.

A copy of the Semi -Annual Report to Stockholders for the period ended 7/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC	S E M I – A N N U A L R E P O R T
	220 East 42nd Street New York, NY 10017-5891	J u l y 3 1 , 2 0 1 0

DISTRIBUTOR	EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891
CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110
SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
	Kansas City, MO 64121-9729	Value Line New York Tax Exempt Trust
INDEPENDENT	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Trust (obtainable from the Distributor).

#00075240

Value Line New York Tax Exempt Trust

To Our Value Line New York

To Our Shareholders (unaudited):

Enclosed is your semi-annual report for the six months ended July 31, 2010. I encourage you to carefully review this report, which includes economic observations, your Trust’s performance data and highlights, schedule of investments, and financial statements.

For the six months ended July 31, 2010, the total return of the Value Line New York Tax Exempt Trust was 3.22% as compared to the Barclay’s Capital Municipal Bond Index(1) return of 4.06% for the same six-month period.

The uncertain investment environment that prevailed for much of 2009 continued through the first half of 2010. Investors were concerned about the uneven pace of the overall economic recovery and more specifically about those states still challenged by declining income and sales tax revenue. New York, while benefiting from a rebound in the financial services industry and robust levels of tourism, faced a projected $9.2 billion budget deficit for the 2010-2011 fiscal year. This projected budget deficit delayed the passage of the NYS budget and necessitated deep cuts in spending including education and health care funding. It also made it difficult to achieve real progress in lowering New York State’s persistently high debt ratios. On a more positive note, as of July 31, New York State’s unemployment rate of 8.2% was significantly lower than the national rate of 9.5%. Also, Moody’s continued to rate the State’s general obligation bonds Aa3 with a stable outlook, based on the expectation that New York will successfully address expected budget shortfalls.

We continued to follow a conservative investment policy focusing on principal preservation and tax exempt income maximization. The Trust’s focus on the highest quality credits largely accounts for its underperformance relative to the Barclay’s Capital Municipal Bond Index(1). While the average AAA-rated municipal bond returned 3.15% for the period, the average BBB-rated municipal bond returned 5.29%. The Trust’s overall intermediate maturity bias was a net positive for performance. While the Trust was slightly underweight the strongly performing long end of the yield curve, the decision to more heavily underweight the poorly performing short end of the yield curve enhanced the Trust’s performance for the period. Additional investment strategies employed for shareholder benefit included a buy-and-hold approach to minimize trading costs and striving to stay fully invested in order to maximize income.

All of us at the Adviser recognize that it has been difficult navigating the capital markets in 2010 and appreciate your confidence in us. We are working to find attractive investments that meet your Trust’s objectives in this period of low interest rates and we continue to welcome the opportunity to serve your investment needs.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Liane Rosenberg
Liane Rosenberg, Portfolio Manager

September 20, 2010

(1)
The Barclays Capital Municipal Bond Index is a total-return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index.

Value Line New York Tax Exempt Trust

Tax Exempt Trust Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are stabilizing as we proceed through the latter half of 2010, with the nation’s gross domestic product, which increased by 3.7% and 1.6%, respectively in the first and second quarters, likely to advance by an average of about 1.5% in the current half. On balance, we expect the tenuous economic up cycle to remain in place in the coming months, with the chances of a double-dip recession receding somewhat recently. (We place the odds of such a reversal at about one in three.) Here is a look at where we stand:

Economic Growth: We expect such growth to stabilize at very modest levels in the current half and through much of 2011, before advancing onto a more elevated plane. For now, uneven employment trends and a listless housing market figure to be countered to a degree by increasing industrial production, rising factory usage, and improving retail sales. This combination should help keep the nation’s economy moving forward, if unevenly.

Inflation: Pricing pressures are negligible, overall. True, quotations for oil and a range of industrial commodities have been rising in recent months, following earlier slippage, but wage inflation is low and doesn’t figure to increase in the absence of a materially lower jobless rate. We expect relatively tame inflation to persist for another year or two—at least.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at historically low levels until late 2011 or 2012. In fact, we could get further monetary support via the buying of Treasuries, which will help push long-term interest rates down in the interim, as the Fed attempts to inject some needed life into a currently sluggish economy.

Corporate Profits: Earnings rose strongly in the first half of 2010, boosted by cost cutting and selective revenue growth. However, such gains may moderate in the second half. What’s more, we expect profit comparisons to narrow further in 2011, unless our current economic growth assumptions prove conservative.

Value Line New York Tax Exempt Trust

TRUST EXPENSES (unaudited):

Example

As a shareholder of the Trust, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 through July 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 2/1/10	Ending account value 7/31/10	Expenses paid during period 2/1/10 thru 7/31/10*

Actual	$1,000.00	$1,032.22	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

*
Expenses are equal to the Trust’s annualized expense ratio of 0.87% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 0.90% gross of nonrecurring legal fee reimbursement.

Value Line New York Tax Exempt Trust

Portfolio Highlights at July 31, 2010 (unaudited)

Ten Largest Holdings

Issue	Principal Amount	Value	Percentage of Net Assets
Thruway Authority, Revenue Bonds, Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	$1,000,000	$1,105,990	6.4%
Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	$1,000,000	$1,086,810	6.3%
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D, 5.00%, 11/15/26	$1,000,000	$1,083,130	6.3%
Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	$900,000	$954,279	5.5%
New York State Urban Development Corp., Revenue Bonds, Ser. C, 5.00%, 12/15/20	$750,000	$877,980	5.1%
Trust for Cultural Resources Revenue Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	$750,000	$818,160	4.8%
Metropolitan Transportation Authority, New York Dedicated Tax Fund, Revenue Bonds, Ser. B, 5.00%, 11/15/34	$750,000	$789,232	4.6%
Transitional Finance Authority, Building Aid Revenue Bonds, Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	$725,000	$787,321	4.6%
Dormitory Authority, Revenue Bonds, New York University, Ser. B, 5.00%, 7/1/29	$710,000	$757,762	4.4%
New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 6/15/14	$500,000	$575,765	3.3%

Asset Allocation — Percentage of Total Net Assets

Sector Weightings — Percentage of Total Municipal Securities

Value Line New York Tax Exempt Trust

Schedule of Investments (unaudited)

Principal Amount		Rating (unaudited)	Value
LONG-TERM MUNICIPAL SECURITIES (96.8%)

	NEW YORK CITY (21.5%)
$350,000	General Obligation Unlimited, Fiscal 2008, Subser C-1, FSA Insured, 5.00%, 10/1/24	Aa2	$383,484
240,000	Industrial Development Agency, Revenue Bonds, Yankee Stadium-Pilot, NATL-RE Insured, 5.00%, 3/1/11	Baa1	245,129
	Municipal Water Finance Authority, Water and Sewer Revenue, Revenue Bonds:
500,000	Ser.C, 4.75%, 6/15/33	Aa1	506,110
250,000	Ser.DD, 4.50%, 6/15/38	Aa2	249,988
	Transitional Finance Authority, Building Aid Revenue Bonds:
725,000	Fiscal 2007, Ser. S-1, FGIC Insured, 5.00%, 7/15/23	Aa3	787,321
250,000	Fiscal 2009, Ser. S-4, 5.00%, 1/15/23	Aa3	276,262
400,000	Transitional Finance Authority, Revenue Bonds, Subordinated Future Tax Secured, Ser. B, 5.00%, 11/1/23	Aa1	442,448
750,000	Trust for Cultural Resources Revenue Refunding Bonds, Museum of Modern Art - 1A, 5.00%, 4/1/28	Aa2	818,160
			3,708,902
	NEW YORK STATE (70.9%)
150,000	Convention Center Development, Revenue Bonds, Hotel Unit Fee Secured, AMBAC Insured, 5.00%, 11/15/44	A1	150,473
	Dormitory Authority, Revenue Bonds:
530,000	Albany Medical Center, Ser. A-1, FSA/FHA Insured, 5.00%, 8/15/18	Aa3	574,027
500,000	Court Facilities Lease, Ser. A, AMBAC Insured, 5.50%, 5/15/26	Aa3	567,615
250,000	Mental Health Services Facilities Improvement, Ser. B, AMBAC Insured, 5.00%, 2/15/25	AA-*	263,040
710,000	New York University, Ser. B, 5.00%, 7/1/29	Aa3	757,762
500,000	State Personal Income Tax Education, Ser. B, 5.00%, 3/15/28	AAA*	545,675
900,000	Housing Finance Agency, Revenue Bonds, Ser. A, 5.00%, 3/15/39	AAA*	954,279
250,000	Metropolitan Transportation Authority, New York, Revenue Bonds, Ser. A, MBIA-RE FGIC Insured, 5.00%, 11/15/14	A2	283,655
	Metropolitan Transportation Authority, New York Dedicated Tax Fund:
400,000	Revenue Bonds, Ser. A, FSA Insured, 5.25%, 11/15/24	Aa3	426,256
750,000	Revenue Bonds, Ser. B, 5.00%, 11/15/34	AA*	789,232
500,000	New York State Environmental Facilities Corp., Revenue Bonds, 5.00%, 6/15/28	Aa1	541,545
500,000	New York State Environmental Facilities Corp., Revenue Bonds, Ser. A, 5.00%, 6/15/14	Aa1	575,765
	New York State Urban Development Corp.:
250,000	Revenue Bonds, Ser. A-1, 5.00%, 1/1/19	AA-*	288,157
750,000	Revenue Bonds, Ser. C, 5.00%, 12/15/20	AAA*	877,980

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

July 31, 2010

Principal Amount		Rating (unaudited)	Value
	New York State, General Obligation Unlimited:
$500,000	Ser. A, 2.00%, 3/1/13	Aa2	$517,425
300,000	Ser. A, 3.00%, 3/1/16	Aa2	318,636
	Thruway Authority, Revenue Bonds:
1,000,000	Second General Highway and Bridge Trust Fund, Ser. A, AMBAC Insured, 5.00%, 4/1/20	AA*	1,105,990
310,000	Second General Highway and Bridge Trust Fund, Ser. B, 3.00%, 4/1/14	AA*	332,050
175,000	Tobacco Settlement Financing Corp., Revenue Bonds, Asset Backed, Ser. A1, BHAC-CR AMBAC Insured, 5.25%, 6/1/21	Aa1	188,640
1,000,000	Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D, 5.00%, 11/15/26	Aa3	1,083,130
1,000,000	Urban Development Corp., Refunding Service Contract, Revenue Bonds, Ser. B, 5.00%, 1/1/20	AA- *	1,086,810
			12,228,142
	PUERTO RICO (4.4%)
500,000	Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Refunding Bonds, Ser.L, NATL-RE Insured, 5.25%, 7/1/35	A3	504,845
250,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds, Ser. C, 5.25%, 8/1/41	A1	250,578
			755,423
	TOTAL MUNICIPAL SECURITIES (1) (96.8%) (Cost $16,095,250)		16,692,467
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (3.2%)		545,638
	NET ASSETS (100.0%)		$17,238,105
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($17,238,105 ÷ 1,919,152 shares outstanding)		$8.98

*	Rated by Moody’s Investor Service except for those marked by an asterisk (*) which are rated by Standard & Poor’s

(1)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Assets and Liabilities at July 31, 2010 (unaudited)

Assets:
Investment securities, at value (Cost - $16,095,250)	$16,692,467
Cash	406,774
Interest receivable	162,699
Prepaid expenses	973
Receivable for trust shares sold	500
Total Assets	17,263,413

Liabilities:
Dividends payable to shareholders	11,789
Payable for trust shares redeemed	355
Accrued expenses:
Advisory fee	5,543
Other	7,621
Total Liabilities	25,308
Net Assets	$17,238,105

Net assets consist of:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 1,919,152 shares)	$19,192
Additional paid-in capital	18,803,861
Distributions in excess of net investment income	(12,888)
Accumulated net realized loss on investments	(2,169,277)
Net unrealized appreciation of investments	597,217
Net Assets	$17,238,105

Net Asset Value, Offering and Redemption Price per Outstanding Share ($17,238,105 ÷ 1,919,152 shares outstanding)	$8.98

Statement of Operations for the Six Months Ended July 31, 2010 (unaudited)

Investment Income:
Interest	$349,842
Expenses:
Advisory fee	51,110
Service and distribution plan fees	21,296
Printing and postage	16,573
Auditing and legal fees	10,938
Custodian fees	5,802
Transfer agent fees	5,179
Trustees’ fees and expenses	1,122
Insurance	1,099
Registration and filing fees	548
Other	3,309
Total Expenses Before Custody Credits and Fees Waived	116,976
Less: Legal Fee Reimbursement	(1,835)
Less: Service and Distribution Plan Fees Waived	(21,296)
Less: Advisory Fees Waived	(19,166)
Less: Custody Credits	(211)
Net Expenses	74,468
Net Investment Income	275,374
Net Realized and Unrealized Gain/(Loss) on Investments:
Net Realized Loss	(40,292)
Change in Net Unrealized Appreciation/(Depreciation)	307,646
Net Realized Loss and Change in Net Unrealized Appreciation/(Depreciation) on Investments	267,354
Net Increase in Net Assets from Operations	$542,728

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Statement of Changes in Net Assets for the Six Months Ended July 31, 2010 (unaudited) and for the Year Ended January 31, 2010

	Six Months Ended July 31, 2010 (unaudited)	Year Ended January 31, 2010
Operations:
Net investment income	$275,374	$622,919
Net realized loss on investments	(40,292)	(960,286)
Change in net unrealized appreciation/(depreciation)	307,646	1,469,500
Net increase in net assets from operations	542,728	1,132,133

Distributions to Shareholders:
Net investment income	(275,798)	(624,732)

Trust Share Transactions:
Proceeds from sale of shares	222,312	712,662
Proceeds from reinvestment of dividends to shareholders	189,464	422,172
Cost of shares redeemed	(1,093,091)	(2,276,026)
Net decrease in net assets from trust share transactions	(681,315)	(1,141,192)

Total Decrease in Net Assets	(414,385)	(633,791)

Net Assets:
Beginning of period	17,652,490	18,286,281
End of period	$17,238,105	$17,652,490

Distributions in excess of net investment income, at end of period	$(12,888)	$(12,464)

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)

1.	Significant Accounting Policies

Value Line New York Tax Exempt Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Trust is to provide New York taxpayers with the maximum income exempt from New York State, New York City, and federal income taxes, while avoiding undue risk to principal. The Trust will invest primarily in New York State municipal and public authority debt obligations. The ability of the issuers of the securities held by the Trust to meet their obligations may be affected by economic or political developments in New York State and New York City as well as other regions in which the Trust may invest.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: The Trust’s investments are valued each business day by an independent pricing service (the “Service”) approved by the Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market, are valued at quotations obtained by the Service from dealers in such securities. Other investments are valued by the Service, based on methods that include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, and type, indications as to values from dealers, and general market conditions.

Short term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued in good faith at their fair value using methods determined by the Trustees.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access at the measurement date;

●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 — Inputs that are unobservable.

During the six months ended July 31, 2010, the Trust adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line New York Tax Exempt Trust

July 31, 2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of July 31, 2010 in valuing the Trust’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Long-Term Municipal Securities	$0	$16,692,467	$0	$16,692,467
Total Investments in Securities	$0	$16,692,467	$0	$16,692,467

As of July 31, 2010, there was no significant security transfer activity from Level 1 to Level 2 or from Level 2 to Level 1.

For the six months ended July 31, 2010, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Distributions: It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

(D) Federal Income Taxes: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in the applicable sections of the Internal Revenue Code, and to distribute all its investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of premium and accretion of discounts on investments, is earned from settlement date and recognized on the accrual basis.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(F) Representations and Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)

(G) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”), Value Line, Inc. (“Value Line or VLI”), the Distributor and two former directors and officers of Value Line settled a matter related to brokerage commissions charged by the Distributor to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004 involving alleged misleading disclosures provided by Value Line to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. Value Line paid disgorgement, interest and penalty of $43.7 million in connection with the settlement, which amounts are expected to constitute a “Fair Fund” to be distributed to investors in the Funds who were disadvantaged by such brokerage practices. Value Line will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.

On March 11, 2010, VLI and the Boards of Trustees/Directors of the Value Line Funds entered into an agreement pursuant to which VLI will reimburse the Funds in the aggregate amount of $917,302 for various expenses incurred by the Funds in connection with the SEC matter dated November 4, 2009. The receivable for this expense reimbursement was accrued on March 11, 2010 by the applicable Funds that incurred the expenses and will be paid by VLI in twelve monthly installments commencing April 1, 2010. The Trust accrued $1,835 in expense reimbursements from VLI.

On July 20, 2010, the Board of Directors of Value Line approved a transaction involving its wholly owned subsidiaries, EULAV Asset Management, LLC (“EULAV”) and EULAV Securities, Inc. (“ESI”). Completion of the transaction is subject to various conditions. If the transaction is completed, Value Line will contribute all of the outstanding stock of ESI to EULAV, EULAV will be converted to a Delaware statutory trust named EULAV Asset Management (“EAM”), Value Line will restructure its ownership of EAM so that it has no voting authority with respect to the election or removal of the trustees of EAM and retains only interests in the revenues and residual profits of EAM and EAM will grant residual profits interests to five individuals selected by the independent directors of Value Line.

Value Line has informed the Boards of Trustees/Directors of the Value Line Funds (the “Fund Board”) that, after the closing of the proposed restructuring, Value Line will no longer control EAM, which will result in the automatic termination of the Fund’s investment advisory agreements in accordance with the requirements of the Investment Company Act of 1940. On July 20, 2010, the Fund Board considered matters relevant to the proposed restructuring and approved new investment advisory agreements between the Funds and EAM to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement is also contingent upon approval by shareholders of the applicable Value Line mutual fund. Toward this end, a special shareholder meeting for each Value Line mutual fund will be held at which shareholders as of the record date of August 25, 2010 will vote on the proposed new investment advisory agreements with EAM and to elect three persons as members of the Fund Board. In September 2010, a proxy statement describing the proposals will be sent to each shareholder of record as of the record date. Shareholders who did not own shares as of the record date will not be entitled to notice of, or to vote at, the special shareholder meetings.

(H) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

Value Line New York Tax Exempt Trust

July 31, 2010

2.	Trust Share Transactions and Distributions to Shareholders

Transactions in shares of beneficial interest were as follows:

	Six Months Ended July 31, 2010 (unaudited)	Year Ended January 31, 2010
Shares sold	24,933	82,168
Shares issued to shareholders in reinvestment of dividends and distributions	21,342	48,423
Shares redeemed	(124,371)	(262,637)
Net decrease	(78,096)	(132,046)
Dividends per share from net investment income	$0.1422	$0.3063

3.	Purchases and Sales of Securities

Purchases and sales of municipal securities, excluding short-term securities, were as follows:

Six Months Ended July 31, 2010 (unaudited)
Purchases:
Long-term obligations	$3,120,938
Maturities or Sales:
Long-term obligations	$3,282,932

4.	Income Taxes

At July 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$16,095,250
Gross tax unrealized appreciation	$615,235
Gross tax unrealized depreciation	($18,018)
Net tax unrealized appreciation on investments	$597,217

5.	Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $51,110 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the six months ended July 31, 2010. This fee was computed at an annual rate of 0.60% of the Trust’s average daily net assets during the period prior to any fee waivers. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trustees, to act as officers and employees of the Trust and pays their salaries. Effective June 1, 2007, 2008, 2009 and 2010, the Adviser contractually agreed to reduce the Trust’s advisory fee by 0.225% for one year periods. The fees waived amounted to $19,166 for the six months ended July 31, 2010. The Adviser has no right to recoup previously waived amounts.

Value Line New York Tax Exempt Trust

Notes to Financial Statements (unaudited)

The Trust has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Trust’s shares and for servicing the Trust’s shareholders at an annual rate of 0.25% of the Trust’s average daily net assets. Fees amounting to $21,296, before fee waivers were accrued under the Plan for the six months ended July 31, 2010. Effective June 1, 2007, 2008, 2009 and 2010, the Distributor contractually agreed to waive the 12b-1 fee for one year periods. For the six months ended July 31, 2010, all 12b-1 fees were waived. The Distributor has no right to recoup previously waived amounts.

For the six months ended July 31, 2010, the Trust’s expenses were reduced by $211 under a custody credit arrangement with the custodian.

Direct expenses of the Trust are charged to the Trust while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Trust bears all other costs and expenses in its operation.

Certain officers, employees and directors of Value Line and/or affiliated companies are also officers and a Trustee of the Trust. At July 31, 2010, the officers and Trustee as a group owned 903 shares of beneficial interest in the Trust, which represents less than 1% of the outstanding shares.

Value Line New York Tax Exempt Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended July 31, 2010 (unaudited)
			Years Ended January 31,
			2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.84		$8.59	$9.55	$9.71	$9.69	$10.19

Income from investment operations:
Net investment income	0.14		0.30	0.31	0.36	0.36	0.29
Net gains or (losses) on securities (both realized and unrealized)	0.14		0.26	(0.96)	(0.15)	0.03	(0.20)
Total from investment operations	0.28		0.56	(0.65)	0.21	0.39	0.09

Less distributions:
Dividends from net investment income	(0.14)		(0.31)	(0.31)	(0.36)	(0.36)	(0.29)
Distributions from net realized gains	—		—	—	(0.01)	(0.01)	(0.30)
Total distributions	(0.14)		(0.31)	(0.31)	(0.37)	(0.37)	(0.59)

Net asset value, end of period	$8.98		$8.84	$8.59	$9.55	$9.71	$9.69

Total return	3.22	%(3)	6.58%	(6.82)%	2.23%	4.02%	0.94%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$17,238		$17,652	$18,286	$21,316	$22,806	$24,921
Ratio of expenses to average net assets(1)	1.37	%(4)	1.41%	1.31%	1.12%	1.21%	1.39%
Ratio of expenses to average net assets(2)	0.87	%(4)	0.93%	0.75%	0.58%	0.73%	1.33%
Ratio of net investment income to average net assets	3.23	%(4)	3.51%	3.50%	3.77%	3.67%	2.91%
Portfolio turnover rate	19	%(3)	84%	90%	45%	139%	131%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the waivers of a portion of the advisory fee by the Adviser, a portion of the service and distribution plan fees by the Distributor, and the reimbursement of a portion of the legal fees. The ratio of expenses to average net assets, net of custody credits, but exclusive of the fee waivers, would have been 1.40%, 1.22%, 1.05%, 1.18%, and 1.37% for the years ended January 31, 2010, 2009, 2008, 2007 and 2006, respectively, and would have been unchanged for the other period shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waivers of a portion of the advisory fee by the Adviser, a portion of the service and distribution plan fees by the Distributor, and the reimbursement of a portion of the legal fees.

(3)	Not annualized.

(4)	Annualized.

See Notes to Financial Statements.

Value Line New York Tax Exempt Trust

Factors Considered By the Board in Approving the Investment Advisory Agreement for Value Line New York Tax Exempt Trust

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons” of Value Line New York Tax Exempt Trust (the “Trust”), as that term is defined in the 1940 Act (the “Independent Trustees”), annually to consider the investment advisory agreement (the “Agreement”) between the Trust and its investment adviser, EULAV Asset Management, LLC (the “Adviser”). As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In selecting the Adviser and approving the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.

Both in the meetings which specifically addressed the approval of the Agreement and at other meetings held during the course of the year, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information on: (i) the investment performance of the Trust, compared to a peer group of funds consisting of the Trust and all retail and institutional New York municipal debt funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Trust; (iii) sales and redemption data with respect to the Trust; (iv) the general investment outlook in the markets in which the Trust invests; (v) arrangements with respect to the distribution of the Trust’s shares; (vi) the allocation and cost of the Trust’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Trust’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Trust’s other non-management fees, to those incurred by a peer group of funds consisting of the Trust and 14 other retail front-end load and no-load New York municipal debt funds, as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Trust, the Expense Group and all other retail front-end load and no-load New York municipal debt funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Trust’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Trust’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”). In the separate executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Trust as well as the Value Line family of funds; (b) the Trust’s current investment management staffing; and (c) the Trust’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser relating to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc.1, the Trust’s principal underwriter and affiliate of the Adviser (the “Distributor”), Value Line, Inc., and two former directors and officers of Value Line, Inc. Value Line, Inc. informed the Board that it and the Adviser continue to have adequate liquid assets, and that the resolution of this matter did not have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Trust.

1	On May 6, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. No other change was made to the Distributor’s organization, including its operations and personnel.

Value Line New York Tax Exempt Trust

The following summarizes matters considered by the Board in connection with its renewal of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed the Trust’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Trust’s performance for the one-year, three-year, five-year and ten-year periods ended December 31, 2009 was below the performance of both the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Trust’s portfolio, seeking to achieve the Trust’s investment objective and adhering to the Trust’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Trust’s investment operations. The Board concluded that the Trust’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that the Adviser and the Board previously agreed that the Adviser would contractually waive a portion of the Trust’s management fee, thereby reducing the management fee rate from 0.60% to 0.375% of the Trust’s average daily net assets for the one-year period ended May 31, 2010. The Adviser and the Board have currently agreed to extend this contractual fee waiver through May 31, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. The Board noted that, for the most recent fiscal year, the Trust’s management fee rate after giving effect to the contractual management fee waiver was less than that of both the Expense Group average and the Expense Universe average.

The Board also considered the Trust’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Trust’s Rule 12b-1 fee, effectively reducing the Trust’s Rule 12b-1 fee rate from 0.25% to 0.00% of the Trust’s average daily net assets for the one-year period ending May 31, 2010. The Distributor and the Board have currently agreed to extend this contractual 12b-1 fee waiver through May 31, 2011. Such waiver can not be changed without the Board’s approval during the contractual waiver period. As a result of these Rule 12b-1 fee waivers and the management fee waivers, the Board noted that the Trust’s total expense ratio after giving effect to these waivers was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the continuance of the Agreement for the coming year.

Value Line New York Tax Exempt Trust

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Trust, such as a more robust website. The Board also reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and its affiliates were satisfactory, reliable and beneficial to the Trust’s shareholders.

Profitability. The Board considered the level of profitability of the Adviser and its affiliates with respect to the Trust individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of certain actions taken during prior years. These actions included the Adviser’s reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Trust, including the financial results derived from the Trust’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Trust. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Trust.

Economies of Scale. The Board noted that, given the current and anticipated size of the Trust, any perceived and potential economies of scale were not yet a significant consideration for the Trust and the addition of break points was determined not to be necessary at this time.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Trust’s management fee rate to unaffiliated mutual funds included in the Trust’s Expense Group and Expense Universe, the Board was informed by the Adviser that the Adviser and its affiliates do not manage any investment companies or other institutional accounts comparable to the Trust.

Conclusion. The Board, in light of the Adviser’s overall performance, considered it appropriate to continue to retain the Adviser as the Trust’s investment adviser. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board determined that the Trust’s management fee rate payable to the Adviser under the Agreement does not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the management fee rate under the Agreement is fair and reasonable. Further, the Board concluded that the Trust’s Agreement is fair and reasonable and approved the continuation of the Agreement for another year.

Value Line New York Tax Exempt Trust

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Trust voted these proxies for the 12-month period ended June 30 is available through the Trust’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line New York Tax Exempt Trust

Management of the Trust

MANAGEMENT INFORMATION

The business and affairs of the Trust are managed by the Trust’s officers under the direction of the Board of Trustees. The following table sets forth information on each Trustee and Officer of the Trust. Each Trustee serves as a director or trustee of each of the 14 Value Line Funds. Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Interested Trustee*
Thomas T. Sarkany DOB: June 1946	Trustee	Since 2008	Director of Mutual Fund Marketing, Director of EULAV Securities, Inc. (the “Distributor”), Secretary of Value Line, Inc. since January 2010 and Director since February 2010.	Value Line, Inc.
Non-Interested Trustees
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Trustee	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Trustee	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Trustee	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Trustee	Since 1985	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Trustee	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None

Value Line New York Tax Exempt Trust

Management of the Trust

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Trustee (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Director since February 2010; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Chief Legal Officer; Vice President; Director of Value Line, Inc.; Acting Chairman and Acting CEO of Value Line, Inc. since November 2009; Secretary until January 2010; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC, (formerly Fund Compliance Services, LLC (2006 - present)) and Senior Vice President (2004 - 2006) and President and Chief Operations Officer (2003 - 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Trust’s Statement of Additional Information (SAI) includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-800-243-2729 or on the Trust’s website, www.vlfunds.com.

Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

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Value Line New York Tax Exempt Trust

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 30, 2010